                                                                   EXHIBIT 24(d)

                               POWER OF ATTORNEY

     Xerox Capital (Europe) plc (the "Company") and each person whose signature appears below authorize each of Eunice M. Filter, George R. Roth, Douglas H. Marshall and Martin S. Wagner (each an "appointee") to file, either in paper or electronic form, from time to time one or more registration statements and amendments thereto (including post-effective amendments), under the Securities Act of 1933, as amended, for the purpose of registering the offering and sale of an unlimited amount of debt securities of the Company, which registration statements and amendments shall contain such information and exhibits as any such appointee deems advisable. Each such person hereby appoints each appointee as attorney- in-fact, with full power to act alone, to execute any such registration statements and any and all amendments thereto and any and all other documents in connection therewith, in the name of and on behalf of the Company and each such person, individually and in each capacity stated below, including the power to enter electronically such company identification numbers, passwords and other information as may be required to effect such filing as prescribed under the rules and regulations of the Securities and Exchange Commission (the "SEC"), and to file, either in paper or electronic form, with the SEC a form of this Power of Attorney. Each such person individually and in such capacities stated below hereby grants to said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned could do personally or in the capacities as aforesaid.

EXECUTED AS A DEED BY XEROX CAPITAL (EUROPE) PLC ACTING BY

Dated as of 26 February, 1999             By: /s/ P. H. PONCHON
                                            ------------------------------------
                                            P. H. Ponchon
                                            Director

                                            /s/ D. N. MAW
                                            ------------------------------------
                                            D. N. Maw
                                            Director

/s/ W. R. GOODE                      Director
-----------------------------------  (Principal Executive)
(W. R. Goode)

/s/ P. H. PONCHON                    Director
-----------------------------------  (Principal Financial and Accounting Officer)
(P. H. Ponchon)

/s/ D. N. MAW                        Director
-----------------------------------
(D. N. Maw)

/s/ E. M. FILTER                     Director
-----------------------------------
(E. M. Filter)